EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Richard C. Adkerson
                                       ____________________________
                                           RICHARD C. ADKERSON






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ John T. Eads
                                       ____________________________
                                           JOHN T. EADS






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Robert W. Bruce III
                                       ____________________________
                                           ROBERT W. BRUCE III






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ R. Leigh Clifford
                                       ____________________________
                                           LEIGH CLIFFORD






                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Thomas B. Coleman
                                       ____________________________
                                           THOMAS B. COLEMAN






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Bobby E. Cooper
                                       ____________________________
                                           BOBBY E. COOPER






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ William H. Cunningham
                                       ____________________________
                                           WILLIAM H. CUNNINGHAM






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Robert A. Day
                                       ____________________________
                                           ROBERT A. DAY






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Leland O. Erdahl
                                       ____________________________
                                           LELAND O. ERDAHL






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ William B. Harrison, Jr.
                                       ____________________________
                                           WILLIAM B. HARRISON, JR.






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Henry A. Kissinger
                                       ____________________________
                                           HENRY A. KISSINGER






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Bobby Lee Lackey
                                       ____________________________
                                           BOBBY LEE LACKEY





                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Rene L. Latiolais
                                       ____________________________
                                           RENE L. LATIOLAIS





                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Gabrielle K. McDonald
                                       ____________________________
                                           GABRIELLE K. MCDONALD






                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ George A. Mealey
                                       ____________________________
                                           GEORGE A. MEALEY






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ George Putnam
                                       ____________________________
                                           GEORGE PUTNAM






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ B. M. Rankin, Jr.
                                       ____________________________
                                           B. M. RANKIN, JR.






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Wolfgang F. Siegel
                                       ____________________________
                                           WOLFGANG F. SIEGEL






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Eiji Umene
                                       ____________________________
                                           EIJI UMENE






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ J. Taylor Wharton
                                       ____________________________
                                           J. TAYLOR WHARTON






                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, GEORGE A. MEALEY, and RICHARD C. ADKERSON, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of FCX on Form S-8 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933 of shares of FCX Class B Common Stock that may be issued under the 1995 Stock Option Plan for Non-Employee Directors of FCX, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.


         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of September, 1995.




                                       /s/ Ward W. Woods, Jr.
                                       ____________________________
                                           WARD W. WOODS, JR.